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                       Amendment No. One to the

                          Oryx Energy Company
                      Executive Retirement Plan
                       As Amended And Restated
                      Effective January 1, 1995


     WHEREAS, Oryx Energy Company (the "Company") last amended and restated the Executive Retirement Plan (the "Plan") effective January 1, 1995; and

     WHEREAS, the Company desires further to amend the Plan; and

     WHEREAS, the Board of Directors of the Company approved the amendment to the Plan as set forth below.

     NOW, THEREFORE, pursuant to the powers reserved in Article IX of the Plan, the Plan has been amended, effective January 1, 1996, as follows:

                                     I.

      The first sentence of the first paragraph in Section 3.08(b) is amended by the addition of the words "or 1996" after the phrase "under an outplacement program during 1995".

                                     II.

      Except for the amendments reflected in this instrument, the Plan shall remain in full force and effect.


   IN WITNESS WHEREOF, the Company has caused this instrument to be executed this 11th day of December, 1995.



                                     ORYX ENERGY COMPANY

                                     By:  FRANCES G. HEARTWELL
                                        ----------------------------------
                                     Name: Frances G. Heartwell
                                     Title: Vice President, HR&A
                                           -------------------------------


ATTEST:

By:   /s/ WILLIAM C. LEMMER
   --------------------------------
Title: Secretary
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